BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Apr. 30, 2015
BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES [Abstract]
BASIS OF PRESENTATION

BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of IRET and all subsidiaries in which it maintains a controlling interest. All intercompany balances and transactions are eliminated in consolidation. The Company’s fiscal year ends April 30th.

The accompanying consolidated financial statements include the accounts of IRET and its general partnership interest in the Operating Partnership. The Company’s interest in the Operating Partnership was 89.9% and 83.8%, respectively, as of April 30, 2015 and 2014, which includes 100% of the general partnership interest. The limited partners have a redemption option that they may exercise. Upon exercise of the redemption option by the limited partners, IRET has the option of redeeming the limited partners’ interests (“Units”) for IRET common shares of beneficial interest, on a one-for-one basis, or for cash payment to the unitholder. The redemption generally may be exercised by the limited partners at any time after the first anniversary of the date of the acquisition of the Units (provided, however, that not more than two redemptions by a limited partner may occur during each calendar year, and each limited partner may not exercise the redemption for less than 1,000 Units, or, if such limited partner holds less than 1,000 Units, for all of the Units held by such limited partner). Some limited partners have contractually agreed to a holding period of greater than one year.

The consolidated financial statements also reflect the ownership by the Operating Partnership of certain joint venture entities in which the Operating Partnership has a controlling interest. These entities are consolidated into IRET’s other operations with noncontrolling interests reflecting the noncontrolling partners’ share of ownership and income and expenses.

RECENT ACCOUNTING PRONOUNCEMENTS

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2014-09, Revenue from Contracts with Customers. The standard will eliminate the transaction- and industry-specific revenue recognition guidance under current U.S. GAAP and replace it with a principle based approach for determining revenue recognition. ASU 2014-09 does not apply to lease contracts accounted for under ASC 840, Leases. The ASU is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2016. The Company does not expect adoption of this update to have a material impact on the Company’s operating results or financial position.

In February 2015, the FASB issued ASU 2015-02, Amendments to the Consolidation Analysis. ASU 2015-02 affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments: (i) modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities or voting interest entities, (ii) eliminate the presumption that a general partner should consolidate a limited partnership, (iii) affect the consolidated analysis of reporting entities that are involved with variable interest entities, and (iv) provide a scope exception for certain entities.  The ASU is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. The Company does not expect adoption of this update to have a material impact on the Company’s operating results or financial position.

In April 2015, the FASB issued ASU 2015-03, Simplifying the Presentation of Debt Issuance Costs. ASU 2015-03 requires that debt issuance costs be presented in the balance sheet as a direct deduction from the carrying amount of the debt liability to which they relate, consistent with debt discounts, as opposed to being presented as assets. The ASU is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. The Company does not expect adoption of this update to have a material impact on the Company’s operating results or financial position.

In April 2015, the FASB issued ASU 2015-05, Customer’s Accounting for Fees Paid in a Cloud Computing Arrangement. Under ASU 2015-05, if a cloud computing arrangement includes a software license, then the customer should account for the software license element of the arrangement consistent with the acquisition of other software licenses. If a cloud computing arrangement does not include a software license, the customer should account for the arrangement as a service contract. The ASU is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015. The Company does not expect adoption of this update to have a material impact on the Company’s operating results or financial position.

USE OF ESTIMATES

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

RECLASSIFICATIONS

Certain previously reported amounts have been reclassified to conform to the current financial statement presentation. On the Consolidated Statements of Operations, the Company reclassified advisory and trustee services to administrative expenses and also reclassified TRS senior housing revenue and TRS senior housing expenses from other income to TRS senior housing revenue and TRS senior housing expenses, respectively.

The Company reports, in discontinued operations, the results of operations and any gain or loss on sale of a property or group of properties that has either been disposed of or is classified as held for sale and for which the disposition represents a strategic shift that has or will have a major effect on the Company’s operations and financial results.  As a result of discontinued operations, retroactive reclassifications that change prior period numbers have been made. See Note 12 for additional information. During fiscal year 2016, the Company classified as held for sale and discontinued operations 48 office properties, 17 retail properties and 1 healthcare property. These properties were subsequently sold during fiscal year 2016. The results of operations for these properties are included in income from discontinued operations in the Consolidated Statements of Operations. The assets and liabilities associated with these properties are included in assets held for sale and liabilities held for sale, respectively, in the Consolidated Balance Sheets.

During fiscal year 2016, the Company reduced its number of reportable segments from five to three when its office and retail segments fell below the quantitative thresholds for reporting as reportable segments.  Historical segment information has been reclassified in accordance with the Company’s current segment structure.

REAL ESTATE INVESTMENTS

REAL ESTATE INVESTMENTS

Real estate investments are recorded at cost less accumulated depreciation and an adjustment for impairment, if any. Acquisitions of real estate are recorded based upon preliminary allocations of the purchase price which are subject to adjustment as additional information is obtained, but in no case more than one year after the date of acquisition. The Company allocates the purchase price based on the relative fair values of the tangible and intangible assets of an acquired property (which includes the land, building, and personal property) which are determined by valuing the property as if it were vacant and to fair value of the intangible assets (which include in-place leases.) The as-if-vacant value is allocated to land, buildings, and personal property based on management’s determination of the relative fair values of these assets. The estimated fair value of the property is the amount that would be recoverable upon the disposition of the property. Techniques used to estimate fair value include discounted cash flow analysis and reference to recent sales of comparables. A land value is assigned based on the purchase price if land is acquired separately or based on estimated fair value if acquired in a merger or in a single or portfolio acquisition.

Acquired above- and below-market lease values are recorded as the difference between the contractual amounts to be paid pursuant to the in-place leases and management’s estimate of fair market value lease rates for the corresponding in-place leases. The capitalized above- and below-market lease values are amortized as adjustments to rental revenue over the remaining terms of the respective leases, which includes fixed rate renewal options for below-market leases if it is determined probable the tenant will execute a bargain renewal option.

Other intangible assets acquired include amounts for in-place lease values that are based upon the Company’s evaluation of the specific characteristics of the leases. Factors considered in the fair value analysis include an estimate of carrying costs and foregone rental income during hypothetical expected lease-up periods, considering current market conditions, and costs to execute similar leases. The Company also considers information about each property obtained during its pre-acquisition due diligence, marketing and leasing activities in estimating the relative fair value of the tangible and intangible assets acquired.

Depreciation is computed on a straight-line basis over the estimated useful lives of the assets. The Company uses a 20-40 year estimated life for buildings and improvements and a 5-12 year estimated life for furniture, fixtures and equipment.

The Company follows the real estate project costs guidance in ASC 970, Real Estate — General, in accounting for the costs of development and re-development projects. As real estate is undergoing development or redevelopment, all project costs directly associated with and attributable to the development and construction of a project, including interest expense and real estate tax expense, are capitalized to the cost of the real property. The capitalization period begins when development activities and expenditures begin and are identifiable to a specific property and ends upon completion, which is when the asset is ready for its intended use. Generally, rental property is considered substantially complete and ready for its intended use upon completion of tenant improvements (in the case of commercial properties) or upon issuance of a certificate of occupancy (in the case of multifamily properties). General and administrative costs are expensed as incurred.

Expenditures for ordinary maintenance and repairs are expensed to operations as incurred. Renovations and improvements that improve and/or extend the useful life of the asset are capitalized and depreciated over their estimated useful life, generally five to ten years. Property sales or dispositions are recorded when title transfers and sufficient consideration has been received by the Company and the Company has no significant involvement with the property sold.

The Company periodically evaluates its long-lived assets, including its real estate investments, for impairment indicators. The judgments regarding the existence of impairment indicators are based on factors such as operational performance, market conditions, expected holding period of each asset group and legal and environmental concerns. If indicators exist, the Company compares the expected future undiscounted cash flows for the long-lived asset group against the carrying amount of that asset. If the sum of the estimated undiscounted cash flows is less than the carrying amount of the asset, an impairment loss is recorded for the difference between the estimated fair value and the carrying amount of the asset group. If our anticipated holding period for properties, the estimated fair value of properties or other factors change based on market conditions or otherwise, our evaluation of impairment charges may be different and such differences could be material to our consolidated financial statements. The evaluation of anticipated cash flows is subjective and is based, in part, on assumptions regarding future occupancy, rental rates and capital requirements that could differ materially from actual results. Plans to hold properties over longer periods decrease the likelihood of recording impairment losses.

During fiscal year 2015, the Company incurred a non-cash loss of $6.1 million due to impairment of four commercial properties and two parcels of unimproved land of which $1.4 million is reflected in discontinued operations. The Company recognized impairments of $2.1 million on a retail property in Kalispell, Montana, approximately $183,000 on an office property in Golden Valley, Minnesota, $1.8 million on an office property in Minneapolis, Minnesota, $1.4 million on an office property in Boise, Idaho, approximately $98,000 on unimproved land in Eagan, Minnesota, and approximately $442,000 on unimproved land in Weston, Wisconsin. These properties were written-down to estimated fair value during fiscal year 2015 based on receipt of individual market offers to purchase and the Company’s intent to dispose of the properties or, in the case of the Boise and Weston properties, an independent appraisal. The Kalispell and Golden Valley properties were sold in the second quarter of fiscal year 2015. The Minneapolis property is classified as held for sale at April 30, 2015.

During fiscal year 2014, the Company incurred a non-cash loss of $44.4 million due to impairment of 15 properties, of which $36.7 million is reflected in discontinued operations. See Note 12 for additional information on discontinued operations. The Company recognized impairments of approximately $864,000 on an industrial property in St. Louis Park, Minnesota; $329,000 on an office property in Bloomington, Minnesota; $265,000 on a retail property in Anoka, Minnesota; $402,000 on an industrial property in Clive, Iowa and $4.8 million on an industrial property in Roseville, Minnesota. These properties were written-down to estimated fair value based on receipt of individual market offers to purchase and the Company’s intent to dispose of the properties or, in the case of the Roseville, Minnesota property, a commitment to dispose of a significant portion of the property due to planned redevelopment. The approximately $835,000 impairment of the Company’s Edina, Minnesota, office property was based on receipt of a market offer to purchase and the Company’s intent to dispose of the property (a purchase agreement was signed by the Company in the fourth quarter of fiscal year 2014). This property was classified as held for sale at April 30, 2014. An impairment loss of $2.1 million was recognized during fiscal year 2014 for the Company’s Golden Valley, Minnesota, office property based on receipt of a market offer to purchase and the Company’s intent to dispose of the property (a purchase agreement was signed by the Company in the first quarter of fiscal year 2015).

The Company recognized in the fourth quarter of fiscal year 2014 a $34.9 million impairment loss on eight office properties located in four states. These properties are part of a portfolio of nine office properties securing a $122.6 million non-recourse CMBS loan with a maturity date of October 6, 2016.  Due to concerns over the borrower’s ability to refinance the portfolio at loan maturity, the Company revised its assumptions regarding the holding period of these properties. The Company commissioned a third-party appraisal of the properties, the result of which indicated a fair value of the portfolio below net book value, and, accordingly, an impairment loss was recorded for the difference. Because the loan amount significantly exceeded the Company’s estimate of the fair value of this nine-property portfolio, the Company initiated discussions with the special servicer to discuss various alternatives with regard to the loan. On April 14, 2015, the Company received a default notice regarding the $122.6 million non-recourse loan between a Company subsidiary as borrower and Citigroup Global Markets Realty Corp as lender due to a nonpayment on April 6, 2015. The Company cannot predict the outcome of the discussions with the special servicer on this loan.

During fiscal year 2013, the Company incurred a loss of approximately $305,000 due to impairment of one property. The impairment of the Company’s Eagan, Minnesota, retail property was based on receipt of a market offer to purchase and the Company’s intent to dispose of the property (a purchase agreement was signed by the Company in the fourth quarter of fiscal year 2013). The impairment charge for fiscal year 2013 is reported in discontinued operations. See Note 12 for additional information.

REAL ESTATE HELD FOR SALE

REAL ESTATE HELD FOR SALE

Real estate held for sale is stated at the lower of its carrying amount or estimated fair value less disposal costs. The Company’s determination of fair value is based on inputs management believes are consistent with those that market participants would use.  Estimates are significantly impacted by estimates of sales price, selling velocity, and other factors. Due to uncertainties in the estimation process, actual results could differ from such estimates. Depreciation is not recorded on assets classified as held for sale.

Properties are classified as held for sale when they meet the necessary criteria, which include:  (a) management, having the authority to approve the action, commits to a plan to sell the asset and (b) the sale of the asset is probable and expected to be completed within one year.  The Company generally considers these criteria met when the transaction has been approved by our Board of Directors, there are no known significant contingencies related to the sale and management believes it is probable that the sale will be completed within one year. During fiscal year 2016, the Company classified as held for sale and discontinued operations 48 office properties, 17 retail properties and 1 healthcare property. One office property and one medical property were classified as held for sale at April 30, 2015, with assets of $22.9 million and liabilities of $138.8 million. An office property was classified as held for sale at April 30, 2014.

Prior to February 1, 2014, the Company reported, in discontinued operations, the results of operations and the related gains or losses of properties that had either been disposed of or classified as held for sale and otherwise met the classification of a discontinued operation. Effective February 1, 2014 the Company adopted ASU 2014-08, Presentation of Financial Statements (Topic 205) and Property, Plant, and Equipment (Topic 360):  Reporting Discontinued Operations and Disclosures of Disposals of Components of an Entity. Under this standard, a disposal (or classification as held for sale) of a component of an entity or a group of components of an entity is required to be reported in discontinued operations if the disposal represents a strategic shift that has (or will have) a major effect on an entity’s operations and financial results.

As a result of the adoption of ASU 2014-08, results of operations and gains or losses on sale for properties that are disposed or classified as held for sale in the ordinary course of business on or subsequent to February 1, 2014 would generally be included in continuing operations on the Company’s consolidated statements of operations, to the extent such disposals did not meet the criteria for classification as a discontinued operation described above.

IDENTIFIED INTANGIBLE ASSETS AND LIABILITIES AND GOODWILL

IDENTIFIED INTANGIBLE ASSETS AND LIABILITIES AND GOODWILL

Upon acquisition of real estate, the Company records the intangible assets and liabilities acquired (for example, if the leases in place for the real estate property acquired carry rents above the market rent, the difference is classified as an intangible asset) at their estimated fair value separate and apart from goodwill.  The Company amortizes identified intangible assets and liabilities that are determined to have finite lives based on the period over which the assets and liabilities are expected to affect, directly or indirectly, the future cash flows of the real estate property acquired (generally the life of the lease).  In the twelve months ended April 30, 2015 and 2014, respectively, the Company added approximately $416,000 and $900,000 of new intangible assets and no new intangible liabilities. The weighted average lives of the intangible assets acquired in the twelve months ended April 30, 2015 and 2014 are 0.5 years and 0.7 years, respectively.  Amortization of intangibles related to above or below-market leases is recorded in real estate rentals in the Consolidated Statements of Operations. Amortization of other intangibles is recorded in depreciation/amortization related to real estate investments in the Consolidated Statements of Operations. Intangible assets subject to amortization are reviewed for impairment whenever events or changes in circumstances indicate that their carrying amount may not be recoverable. An impairment loss is recognized if the carrying amount of an intangible asset is not recoverable and its carrying amount exceeds its estimated fair value.

The excess of the cost of an acquired business over the net of the amounts assigned to assets acquired (including identified intangible assets) and liabilities assumed is recorded as goodwill. The Company’s goodwill has an indeterminate life and is not amortized, but is tested for impairment on an annual basis, or more frequently if events or changes in circumstances indicate that the asset might be impaired. Goodwill book value as of April 30, 2015 and 2014 was $1.9 million and $1.1 million, respectively. The annual reviews of goodwill compared the fair value of the reporting units that have been assigned goodwill to their carrying value (investment cost less accumulated depreciation), with the results for these periods indicating no impairment. In fiscal year 2015, the Company recognized approximately $852,000 of goodwill from the acquisition of the Homestead Garden residential property and disposed of one residential property and two commercial properties to which goodwill had been assigned, and as a result, approximately $40,000 of goodwill was derecognized. In fiscal years 2014 and 2013, the Company disposed of property that had goodwill assigned, and as a result, approximately $7,000 and $14,000, respectively, of goodwill was derecognized.

PROPERTY AND EQUIPMENT

PROPERTY AND EQUIPMENT

Property and equipment consists of the equipment contained at IRET’s headquarters in Minot, North Dakota, corporate offices in Minneapolis and St. Cloud, Minnesota, and additional property management offices located in the states where we own properties. The balance sheet reflects these assets at cost, net of accumulated depreciation. As of April 30, 2015 and 2014, property and equipment cost was $3.0 million and $3.7 million, respectively. Accumulated depreciation was $1.5 million and $2.0 million as of April 30, 2015 and 2014, respectively.

CASH AND CASH EQUIVALENTS

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include all cash and highly liquid investments purchased with maturities of three months or less. Cash and cash equivalents consist of the Company’s bank deposits and short-term investment certificates acquired subject to repurchase agreements, and the Company’s deposits in a money market mutual fund. At times these deposits may exceed the FDIC limit.

COMPENSATING BALANCES AND OTHER INVESTMENTS; LENDER HOLDBACKS

COMPENSATING BALANCES AND OTHER INVESTMENTS; LENDER HOLDBACKS

The Company maintains compensating balances, not restricted as to withdrawal, with several financial institutions in connection with financing received from those institutions and/or to ensure future credit availability. At April 30, 2015 the Company’s compensating balances totaled $14.3 million and consisted of the following: First International Bank, Watford City, North Dakota, deposit of $6.1 million; Private Bank, Minneapolis, Minnesota, deposit of $2.0 million; Associated Bank, Green Bay, Wisconsin, deposit of $3.6 million; American National Bank, Omaha, Nebraska, deposit of $400,000; Dacotah Bank, Minot, North Dakota, deposit of $350,000; United Community Bank, Minot, North Dakota, deposit of $275,000; Peoples State Bank of Velva, North Dakota, deposit of $225,000; Commerce Bank, a Minnesota Banking Corporation, deposit of $100,000; and Bremer Bank, Saint Paul, Minnesota, deposit of $1.3 million. The deposit at United Community Bank and a portion of the deposit at Dacotah Bank are held as certificates of deposit and comprise the approximately $329,000 in other investments on the Consolidated Balance Sheets. The certificates of deposit have remaining terms of six months and two years and the Company intends to hold them to maturity.

The Company has a number of mortgage loans under which the lender retains a portion of the loan proceeds for the payment of construction costs or tenant improvements. The decrease of $10.7 million in lender holdbacks for improvements reflected in the Consolidated Statements of Cash Flows for the fiscal year ended April 30, 2015 is due primarily to the release of loan proceeds to the Company upon completion of these construction milestones and tenant improvement projects, while the increase of $1.2 million represents additional amounts retained by lenders for new projects.

ALLOWANCE FOR DOUBTFUL ACCOUNTS

ALLOWANCE FOR DOUBTFUL ACCOUNTS

Management evaluates the appropriate amount of the allowance for doubtful accounts by assessing the recoverability of individual real estate mortgage loans and rent receivables, through a comparison of their carrying amount with their estimated realizable value. Management considers tenant financial condition, credit history and current economic conditions in establishing these allowances. Receivable balances are written off when deemed uncollectible. Recoveries of receivables previously written off, if any, are recorded when received.

A summary of the changes in the allowance for doubtful accounts for fiscal years ended April 30, 2015, 2014 and 2013 is as follows:

	(in thousands)
	2015	2014	2013
Balance at beginning of year	$1,044	$1,393	$1,363
Provision	967	434	665
Write-off	(855)	(783)	(635)

Balance at close of year	$1,156	$1,044	$1,393

TAX, INSURANCE, AND OTHER ESCROW

TAX, INSURANCE, AND OTHER ESCROW

Tax, insurance, and other escrow includes funds deposited with a lender for payment of real estate tax and insurance, and reserves for funds to be used for replacement of structural elements and mechanical equipment of certain projects. The funds are under the control of the lender. Disbursements are made after supplying written documentation to the lender.

REAL ESTATE DEPOSITS

REAL ESTATE DEPOSITS

Real estate deposits include funds held by escrow agents to be applied toward the purchase of real estate or the payment of loan costs associated with loan placement or refinancing.

DEFERRED CHARGES AND LEASING COSTS

DEFERRED CHARGES AND LEASING COSTS

Costs and commissions incurred in obtaining tenant leases are amortized on the straight-line method over the terms of the related leases. Costs incurred in obtaining long-term financing are amortized to interest expense over the life of the loan using the straight-line method, which approximates the effective interest method.

INCOME TAXES

INCOME TAXES

IRET operates in a manner intended to enable it to continue to qualify as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended.  Under those sections, a REIT which distributes at least 90% of its REIT taxable income as a dividend to its shareholders each year and which meets certain other conditions will not be taxed on that portion of its taxable income which is distributed to shareholders. For the fiscal years ended April 30, 2015, 2014 and 2013, the Company distributed in excess of 90% of its taxable income and realized capital gains from property dispositions within the prescribed time limits; accordingly, no provision has been made for federal income taxes in the accompanying consolidated financial statements. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to federal income tax on its taxable income at regular corporate rates (including any alternative minimum tax) and may not be able to qualify as a REIT for the four subsequent taxable years.  Even as a REIT, the Company may be subject to certain state and local income and property taxes, and to federal income and excise taxes on undistributed taxable income.  In general, however, if the Company qualifies as a REIT, no provisions for federal income taxes are necessary except for taxes on undistributed REIT taxable income and taxes on the income generated by a taxable REIT subsidiary (TRS).

The Company has one TRS, acquired during the second quarter of fiscal year 2014, which is subject to corporate federal and state income taxes on its taxable income at regular statutory rates.  For fiscal year 2015, the Company estimates that the TRS will have no taxable income. There were no income tax provisions or material deferred income tax items for our TRS for the fiscal years ended April 30, 2015 and 2014.  The Company’s TRS is the tenant in the Company’s Legends at Heritage Place senior housing facility.

IRET conducts its business activity as an Umbrella Partnership Real Estate Investment Trust (“UPREIT”) through its Operating Partnership. UPREIT status allows IRET to accept the contribution of real estate in exchange for Units. Generally, such a contribution to a limited partnership allows for the deferral of gain by an owner of appreciated real estate.

Distributions for the calendar year ended December 31, 2014 were characterized, for federal income tax purposes, as 25.74% ordinary income, 23.09% capital gain and 51.17% return of capital. Distributions for the calendar year ended December 31, 2013 were characterized, for federal income tax purposes, as 28.41% ordinary income, 3.09% capital gain and 68.50% return of capital.

REVENUE RECOGNITION

REVENUE RECOGNITION

Residential rental properties are leased under operating leases with terms generally of one year or less. Commercial properties are leased under operating leases to tenants for various terms generally exceeding one year. Lease terms often include renewal options. Rental revenue is recognized on the straight-line basis, which averages minimum required rents over the terms of the leases. Rents recognized in advance of collection are reflected as receivable arising from straight-lining of rents, net of allowance for doubtful accounts.  Rent concessions, including free rent, are amortized on a straight-line basis over the terms of the related leases.

Reimbursements from tenants for real estate taxes and other recoverable operating expenses are recognized as revenue in the period the applicable expenditures are incurred. IRET receives payments for these reimbursements from substantially all of its tenants at multi-tenant commercial properties throughout the year. A number of the commercial leases provide for a base rent plus a percentage rent based on gross sales in excess of a stipulated amount. These percentage rents are recorded once the required sales level is achieved.

NET INCOME PER SHARE

NET INCOME PER SHARE

Basic net income per share is computed as net income available to common shareholders divided by the weighted average number of common shares outstanding for the period. The Company has no potentially dilutive financial interests; the potential exchange of Units for common shares will have no effect on net income per share because Unitholders and common shareholders effectively share equally in the net income of the Operating Partnership.

PROCEEDS FROM FINANCING LIABILITY

PROCEEDS FROM FINANCING LIABILITY

During the first quarter of fiscal year 2014, the Company sold a non-core assisted living property in exchange for $7.9 million in cash and a $29.0 million contract for deed which matures August 1, 2018. The buyer leased the property back to the Company, and also granted an option to the Company to repurchase the property at a specified price at or prior to July 31, 2018. IRET accounted for the transaction as a financing due to the Company’s continuing involvement with the property and recorded the $7.9 million in sales proceeds within other liabilities on the Consolidated Balance Sheets.  The balance of the liability as of April 30, 2015 is $7.9 million.

VARIABLE INTEREST ENTITY

VARIABLE INTEREST ENTITY

On November 27, 2012, the Company entered into a joint venture operating agreement with a real estate development company to construct an apartment project in Minot, North Dakota as IRET — Minot Apartments, LLC. The Company estimated total costs for the project at $52.2 million, with approximately 69% of the project financed with third-party debt and approximately 7% financed with debt from IRET to the joint venture entity. The first phase of the project, Landing at Southgate, was substantially completed in the second quarter of fiscal year 2014. The second phase of the project, Commons at Southgate, was substantially completed in the third quarter of fiscal year 2015. As of April 30, 2015, IRET is the approximately 52.9% owner of the joint venture and has management and leasing responsibilities; the real estate development company owns approximately 47.1% of the joint venture and was responsible for the development and construction of the property. The Company has determined that the joint venture is a variable interest entity (“VIE”), primarily based on the fact that the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support. The Company has also determined that IRET is the primary beneficiary of the VIE due to the fact that IRET is providing more than 50% of the equity contributions, the subordinated debt and a guarantee on the third party debt and has the power to direct the most significant activities that impact the entity’s economic performance.

On June 12, 2014, the Company entered into a joint venture operating agreement with a real estate development company and two other partners to construct a three-phase apartment and retail project in Edina, Minnesota as IRET — 71 France, LLC. The Company estimates total costs for the project at $73.3 million, with approximately 69% of the project financed with third-party debt and approximately 7% financed with debt from IRET to the joint venture entity. The first and second phases of the project are expected to be completed in the second and third quarters of fiscal year 2016, respectively. Construction of the third phase is expected to be completed in the first quarter of fiscal year 2017. See Development, Expansion and Renovation Projects in Note 15 for additional information. As of April 30, 2015, IRET is the approximately 52.6% owner of the joint venture and will have management and leasing responsibilities after the project has been in service for 24 months; the real estate development company and the other two partners own approximately 47.4% of the joint venture and are responsible for the development, construction and initial leasing of the property. The Company has determined that the joint venture is a variable interest entity (“VIE”), primarily based on the fact that the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support. The Company has also determined that IRET is the primary beneficiary of the VIE due to the fact that IRET is providing more than 50% of the equity contributions, the subordinated debt and a guarantee on the third party debt and has the power to direct the most significant activities that impact the entity’s economic performance.

INVOLUNTARY CONVERSION OF ASSETS

INVOLUNTARY CONVERSION OF ASSETS

In June 2011, both the Company’s Minot Arrowhead retail property and Chateau Apartments property, which at that time consisted of two 32-unit buildings, were extensively damaged by a flood. In February 2012, one of the buildings of the Chateau Apartments property, which had been undergoing restoration work following the flood, was completely destroyed by fire (the “2012 Fire”). Final settlement of the flood insurance claim was reached in fiscal year 2013 with total proceeds received of $8.5 million for flood clean-up costs and redevelopment.  Final settlement of the 2012 Fire insurance claim was reached in fiscal year 2014 with total proceeds received of $5.1 million for redevelopment. Insurance proceeds for these events exceeded the basis in the assets requiring replacement, resulting in recognition of the following gains from involuntary conversion in fiscal years 2014 and 2013:

	(in thousands)
Year Ended April 30,	2014	2013
Gain on involuntary conversion
Flood	$0	$2,821
2012 Fire	2,480	2,263

Total gain on involuntary conversion	$2,480	$5,084

Final settlement was reached during fiscal year 2013 for business interruption claims from the flood and 2012 Fire with proceeds received during fiscal years 2013 of approximately $409,000. Reimbursement for business interruption is included within real estate rentals in the Consolidated Statements of Operations.

In December 2013, 15-unit and 57-unit buildings at the Chateau Apartments property were destroyed by fire (the “2013 Fire”). Both buildings were under construction and were unoccupied. The Company is rebuilding both buildings, and expects them to be completed in the first quarter of fiscal year 2016. The Company received proceeds for the 2013 Fire claim of $1.0 million in fiscal year 2014 and $6.0 million fiscal 2015, which reduced to zero the accounts receivable recorded at the time of the fire for expected proceeds. No gain or loss on involuntary conversion was recorded due to the settlement of the claim.